                                                        Exhibit 1

                     Joint Filing Agreement

     The undersigned hereby agree that the Statement on Schedule 13D filed herewith (and any amendments thereto), relating to the common stock, par value $1.00 per share, of The Grand Union Company, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated:  August 9, 1996

                             TREFOIL CAPITAL INVESTORS II, L.P.
                             By:  Trefoil Investors II, Inc.,
                                  a general partner



                             By:  Robert G. Moskowitz
                                 ------------------------------
                                  Name:  Robert G. Moskowitz
                                  Title:    Vice President


                             TREFOIL INVESTORS II, INC.



                             By:  Robert G. Moskowitz
                                 ------------------------------
                                  Name:  Robert G. Moskowitz
                                  Title:    Vice President



                             GE INVESTMENT PRIVATE PLACEMENT
                             PARTNERS II, A LIMITED PARTNERSHIP
                             By:   GE Investment Management
                                   Incorporated, as general partner



                             By:  Michael M. Pastore
                                 ------------------------------
                                  Name:  Michael M. Pastore
                                  Title:    Vice President

                             GE INVESTMENT MANAGEMENT
                             INCORPORATED



                             By:  Michael M. Pastore
                                 ------------------------------
                                  Name:  Michael M. Pastore
                                  Title:    Vice President



                             GENERAL ELECTRIC COMPANY



                             By:  Dale F. Frey
                                 ------------------------------
                                  Name:  Dale F. Frey
                                  Title:    Vice President



                             SIGMA HEDGE PARTNERS, G.P.
                             By:   Delta PT Investors
                                   Corporation, a general partner


                             By:  Michael M. Pastore
                                 ------------------------------
                                  Name:  Michael M. Pastore
                                  Title:    Vice President



                             DELTA PT INVESTORS CORPORATION


                             By:  Michael M. Pastore
                                 ------------------------------
                                  Name:  Michael M. Pastore
                                  Title:    Vice President

                             EPSILON EQUITIES, INC.


                             By:  Michael M. Pastore
                                 ------------------------------
                                  Name:  Michael M. Pastore
                                  Title:    Vice President



                             GENERAL ELECTRIC PENSION TRUST


                             By:  Alan M. Lewis
                                  Name:  Alan M. Lewis
                                  Title:    Trustee